The Royce Fund

Supplement to the Prospectus Dated May 1, 2013

Royce Special Equity Multi-Cap Fund

Royce Focus Value Fund

Royce Partners Fund

Royce Special Equity Multi-Cap Fund

Effective January 1, 2014, the contractual investment management fee rate for Royce Special Equity Multi-Cap Fund was reduced.

Fees and Expenses of the Fund

The annual fund operating expense table and expense example for Royce Special Equity Multi-Cap Fund are deleted in their entirety and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investment Class	Service Class	Institutional Class
Management fees	0.85%	0.85%	0.85%
Distribution (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.19%	0.26%	0.21%
Total annual Fund operating expenses	1.04%	1.36%	1.06%
Fee waivers and/or expense reimbursements	0.00%	(0.12)%	(0.17)%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.04%	1.24%	0.89%
Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses at or below 1.24% through April 30, 2014, and the Institutional Class’s net annual operating expenses at or below 0.89% through April 30, 2015.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the periods noted above) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
	Investment Class	Service Class	Institutional Class
1 Year	$106	$126	$91
3 Years	$331	$419	$303
5 Years	$574	$733	$551
10 Years	$1,271	$1,625	$1,263

Royce Focus Value Fund

Effective January 1, 2014, the contractual investment management fee rate for Royce Focus Value Fund was reduced.

Fees and Expenses of the Fund

The annual fund operating expense table and expense example for Royce Focus Value Fund are deleted in their entirety and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution (12b-1) fees	0.25%
Other expenses Acquired fund fees and expenses	0.80% 0.01%
Total annual Fund operating expenses	1.91%
Fee waivers and/or expense reimbursements	(0.70)%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.21%
Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.20% through April 30, 2014.

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because the highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	$123
3 Years	$532
5 Years	$967
10 Years	$2,176

Royce Partners Fund

Effective January 1, 2014, the contractual investment management fee rate for Royce Partners Fund was reduced.

Fees and Expenses of the Fund

The annual fund operating expense table and expense example for Royce Partners Fund are deleted in their entirety and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution (12b-1) fees	0.25%
Other expenses Acquired fund fees and expenses	3.58% 0.02%
Total annual Fund operating expenses	4.70%
Fee waivers and/or expense reimbursements	(3.48)%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.22%
Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.20% through April 30, 2014 and at or below 1.99% through April 30, 2023.

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because the highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	$124
3 Years	$554
5 Years	$1,010
10 Years	$2,274

Royce Special Equity Multi-Cap Fund, Royce Focus Value Fund, and Royce Partners Fund

The references to Royce Special Equity Multi-Cap Fund, Royce Focus Value Fund, and Royce Partners Fund under the caption “Investment Advisory Services Provided by Royce--Annual Rate of Fund’s Average Net Assets” are hereby deleted in their entirety and replaced with the following to reflect their new reduced contractual investment management fee rates:

Royce Special Equity Multi-Cap Fund, Royce Focus Value Fund, and Royce Partners Fund

• 0.85% of the first $2,000,000,000	• 0.75% the next $2,000,000,000
• 0.80% of the next $2,000,000,000	• 0.70% of any additional average net assets

January 2, 2014

FEE-SUPP-0114